                                                                     Exhibit 99

                              FORM 4 JOINT FILER INFORMATION

Name of
"Reporting Persons":          InterWest Partners IX, L.P. ("IW9")
                              InterWest Management Partners IX, LLC ("IMP9")

                              Bruce A. Cleveland
                              Philip T. Gianos
                              W. Stephen Holmes
                              Nina Kjellson
                              Gilbert H. Kliman
                              Arnold L. Oronsky
                              Khaled Nasr

Address:                      2710 Sand Hill Road, Suite 200
                              Menlo Park, CA  94025

Designated Filer:             InterWest Partners IX, L.P.

Issuer and Ticker Symbol:     Marketo, Inc. ("MKTO")

Date of Event:                February 27, 2014

Each of the following is a Joint Filer with InterWest Partners IX L.P. ("IW9")
and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:

InterWest Management Partners IX, LLC ("IMP9") is the general partner of IW9 and has sole voting and investment control over the shares owned by IW9. Philip T.
Gianos, W. Stephen Holmes, Gilbert H. Kliman, and Arnold L. Oronsky are
Managing Directors of IMP9 and, Bruce A. Cleveland, Nina Kjellson and Khaled A.
Nasr are Venture Members of IMP9. Douglas A. Pepper, a Venture Member of IMP9
is also a Director of the Issuer, and has filed a separate Form 4 in his own name.

All Reporting Persons disclaim beneficial ownership of shares of Marketo, Inc.
stock held by IW9, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or
otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above has designated InterWest Partners
IX, L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section
16(a) of the Securities Exchange Act of 1934 and the rules thereunder.
Each Reporting Person has appointed InterWest Management Partners IX, LLC as its attorney in fact for the purpose of making reports relating to transaction in Marketo, Inc. Common Stock.

INTERWEST MANAGEMENT PARTNERS IX, L.L.C.     INTERWEST PARTNERS IX, LP
By:/s/ W. Stephen Holmes                     By: InterWest Management Partners
   ---------------------                         IX, LLC
   W. Stephen Holmes, Managing Director          Its General Partner
                                             By: /s/ W. Stephen Holmes
                                                 ---------------------
                                                 W. Stephen Holmes, Managing
                                                 Director

Bruce A. Cleveland, an individual            Gilbert H. Kliman, an individual
By: InterWest Management Partners IX         By: InterWest Management Partners
    LLC,                                         IX, LLC,
    as Attorney-in-Fact                          as Attorney-in-Fact

By: /s/ Karen A. Wilson                      By: /s/ Karen A. Wilson
    -------------------                          --------------------
    Karen A. Wilson, Power of Attorney       Karen A. Wilson, Power of Attorney

Philip T. Gianos, an individual              Arnold L. Oronsky, an individual
By: InterWest Management Partners IX, LLC,   By: InterWest Management Partners
    as Attorney-in-Fact                      IX, LLC,
                                             as Attorney-in-Fact
By: /s/ Karen A. Wilson                      By: /s/ Karen A. Wilson
    -------------------                      -------------------
    Karen A. Wilson, Power of Attorney       Karen A. Wilson, Power of Attorney

W. Stephen Holmes, an individual             Khaled A. Nasr, an individual
By: InterWest Management Partners IX, LLC,   By: InterWest Management Partners
    as Attorney-in-Fact                      IX, LLC,
                                             as Attorney-in-Fact
By: /s/ W. Stephen Holmes
    ---------------------                    By: /s/ Karen A. Wilson
    W. Stephen Holmes                            -------------------
                                             Karen A. Wilson, Power of Attorney
Nina Kjellson, an individual
By: InterWest Management Partners IX, LLC,
       as Attorney-in-Fact

By: /s/ Karen A. Wilson
    -------------------
    Karen A. Wilson, Power of Attorney